EXECUTION COPY
AMENDMENT NO. 11
TO
NOTE PURCHASE AGREEMENT

THIS AMENDMENT NO. 11 TO NOTE PURCHASE AGREEMENT (this “Amendment”) dated as of November 28, 2018, is entered into among Navistar Financial Securities Corporation, as Transferor (the “Seller”), Navistar Financial Corporation (“NFC”), as the Servicer (in such capacity, the “Servicer”), New York Life Insurance Company (“NY Life”), as a Managing Agent and as a Committed Purchaser, New York Life Insurance and Annuity Corporation (“NYLIAC”), as a Managing Agent and as a Committed Purchaser, and Bank of America, National Association (“Bank of America”; together with NY Life and NYLIAC, the “Purchaser Parties”), as Administrative Agent (in such capacity, the “Administrative Agent”), as a Managing Agent and as a Committed Purchaser. Capitalized terms used herein without definition shall have the meanings set forth or incorporated by reference in the Agreement, the Indenture or the Indenture Supplement, as applicable.

R E C I T A L S
A.    The parties hereto are parties to that certain Note Purchase Agreement dated as of August 29, 2012 (as amended by Amendment No. 1 to Note Purchase Agreement dated as of March 18, 2013, Amendment No. 2 to Note Purchase Agreement dated as of September 13, 2013, Amendment No. 3 to Note Purchase Agreement dated as of March 12, 2014, Amendment No. 4 to Note Purchase Agreement dated as of January 26, 2015, Amendment No. 5 to Note Purchase Agreement dated as of October 30, 2015, Amendment No. 6 to Note Purchase Agreement dated as of February 24, 2016, Amendment No. 7 to Note Purchase Agreement dated as of May 27, 2016, Amendment No. 8 to Note Purchase Agreement dated as of November 18, 2016, Amendment No. 9 to Note Purchase Agreement dated as of May 31, 2017, and Amendment No. 10 to Note Purchase Agreement dated as of December 21, 2017, the “Agreement”).
B.    Pursuant to Section 11.01 of the Agreement, the parties to the Agreement desire to extend the Scheduled Purchase Expiration Date and to further amend the Agreement as set forth in this Amendment.
C.    NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:
1.Amendments to Agreement.

a.The definition of “Scheduled Purchase Expiration Date” in Section 1.01 of the Agreement is hereby amended to replace the date “December 20, 2018” set forth therein with the date “May 20, 2020”.

b.The following new defined terms and definitions thereof are hereby added to Section 1.01 of the Agreement in appropriate alphabetical order:

“Beneficial Ownership Certification” means a certification regarding beneficial ownership required by the Beneficial Ownership Regulation.
“Beneficial Ownership Regulation” means 31 C.F.R. § 1010.230.
“LIBOR Screen Rate” means the LIBOR quote on the applicable screen page the applicable Managing Agent designates to determine LIBOR.
“LIBOR Successor Rate” has the meaning set forth in Section 2.06(d).
“LIBOR Successor Rate Conforming Changes” means, with respect to any proposed LIBOR Successor Rate, any conforming changes to the definition of Bank of America Alternate Rate, Corporate Base Rate, Eurodollar Rate, Eurodollar Reserve Percentage, Fixed Period, NYLIAC Alternate Rate, NY Life Alternate Rate, the timing and frequency of determining rates and making payments of interest and other administrative matters as may be appropriate, in the reasonable judgment of the Administrative Agent, to reflect the adoption of such LIBOR Successor Rate and to permit the administration thereof by the Administrative

Agent in a manner substantially consistent with market practice (or, if the Administrative Agent determines that adoption of any portion of such market practice is not administratively feasible or that no market practice for the administration of such LIBOR Successor Rate exists, in such other manner of administration as the Administrative Agent reasonably determines in consultation with the Transferor).
“PATRIOT Act” means the USA Patriot Act (Title III of Pub. L. 107-56 (signed into law October 26, 2001)).
“Scheduled Unavailability Date” has the meaning set forth in Section 2.06(d).
c.Section 2.04(a) of the Agreement is hereby amended to replace the phrase “364 days” set forth therein with the phrase “eighteen (18) months”.

d.The following new Section 2.06(d) is hereby added to the Agreement immediately following existing Section 2.06(c) thereof:

(d)    Notwithstanding anything to the contrary in this Agreement or any other Transaction Document, if the Administrative Agent reasonably determines or the Transferor or any Managing Agent notifies the Administrative Agent (with, in the case of such notice by such Managing Agent, a copy to the Transferor) that the Transferor or such Managing Agent (as applicable) has reasonably determined, that:
(i)    adequate and reasonable means do not exist for ascertaining LIBOR for any requested Fixed Period, including, without limitation, because the LIBOR Screen Rate is not available or published on a current basis and such circumstances are unlikely to be temporary; or
(ii)    the administrator of the LIBOR Screen Rate or a Governmental Authority having jurisdiction over the Administrative Agent has made a public statement identifying a specific date after which LIBOR or the LIBOR Screen Rate shall no longer be made available, or used for determining the interest rate of loans (such specific date, the “Scheduled Unavailability Date”), or
(iii)    syndicated loans currently being executed, or that include language similar to that contained in this Section, are being executed or amended (as applicable) to incorporate or adopt a new benchmark interest rate to replace LIBOR, then, reasonably promptly after such determination by the Administrative Agent or receipt by the Administrative Agent of such notice, as applicable, the Administrative Agent and the Transferor may amend this Agreement to replace LIBOR with an alternate benchmark rate (including any mathematical or other adjustments to the benchmark (if any) incorporated therein), giving due consideration to any evolving or then existing convention for similar U.S. dollar denominated syndicated credit facilities for such alternative benchmarks (any such proposed rate, a “LIBOR Successor Rate”), together with any proposed LIBOR Successor Rate Conforming Changes and, notwithstanding any other provision of this Agreement to the contrary, any such amendment shall become effective at 5:00 p.m. (New York time) on the fifth Business Day after the Administrative Agent shall have delivered such proposed amendment to all Managing Agents unless, prior to such time, any Managing Agent has delivered to the Administrative Agent written notice that such Managing Agent does not accept such amendment.
If no LIBOR Successor Rate has been approved as described above and the circumstances under clause (i) above exist or the Scheduled Unavailability Date has occurred (as applicable), the Administrative Agent will promptly so notify the Transferor and each Managing Agent. Thereafter, prior to the occurrence of an Early Redemption Event, unless and until a LIBOR Successor Rate has been approved by the parties to this Agreement, the Bank of America Alternate Rate, the NYLIAC Alternate Rate and the NY Life Alternate Rate, as applicable, for any Fixed Period for any Funding Tranche funded by the applicable Purchaser

Group shall be the applicable Corporate Base Rate determined pursuant to clause (a) or (b) of the definition of Corporate Base Rate.
Notwithstanding anything else herein, any definition of LIBOR Successor Rate shall provide that in no event shall such LIBOR Successor Rate be less than zero for purposes of this Agreement.
e.The following new Section 7.11 is hereby added to the Agreement immediately following existing Section 7.10 thereof:

SECTION 7.11.    Know Your Customer and Anti-Money Laundering Rules and Regulations. Reasonably promptly following any request therefor, each of the Issuing Entity, the Transferor and NFC shall provide information and documentation reasonably requested by the Administrative Agent or any Managing Agent for purposes of compliance with applicable “know your customer” and anti-money-laundering rules and regulations, including, without limitation, the PATRIOT Act and the Beneficial Ownership Regulation.
2.Representations and Warranties. The Seller hereby represents and warrants to each of the Purchaser Parties that:

a.after giving effect to this Amendment, no potential Early Redemption Event or Early Redemption Event has occurred and is now continuing, and NFC hereby represents and warrants to each of the Purchaser Parties that, after giving effect to this Amendment, no potential Early Redemption Event, Early Redemption Event or Servicer Termination Event has occurred and is now continuing;

b.as of the date hereof, the information included in each Beneficial Ownership Certification is true and correct in all respects; and

c.to the extent this Amendment (and Amendment No. 4 to Series 2012-VFN Indenture Supplement, dated as of the date hereof, between the Issuing Entity and the Indenture Trustee) ought to be treated as a significant modification for U.S. federal income tax purposes, the Seller (and its affiliates) shall not treat the Series 2012-VFN Notes deemed retired or the Series 2012-VFN Notes deemed issued as publicly traded within the meaning of Treasury Regulation Section 1.1273-2(f).

3.Effect of Amendment. All provisions of the Agreement, as amended by this Amendment, remain in full force and effect. After this Amendment becomes effective, all references in the Agreement to “this Agreement”, “hereof”, “herein” or words of similar effect referring to the Agreement in the Agreement or in any other document relating to the Seller’s securitization program shall be deemed to be references to the Agreement as amended by this Amendment. This Amendment shall not be deemed to expressly or impliedly waive, amend or supplement any provision of the Agreement other than as set forth herein.

4.Conditions Precedent. The effectiveness of this Amendment is subject to receipt (whether by e-mail, facsimile or otherwise) by the Administrative Agent and each Managing Agent of (i) counterparts of this Amendment executed by each of the other parties hereto, (ii) the documentation and other information reasonably requested by the Administrative Agent or such Managing Agent in connection with applicable “know your customer” and anti-money-laundering rules and regulations, including, without limitation, the PATRIOT Act and the Beneficial Ownership Regulation, and (iii) a Beneficial Ownership Certification in relation to each of the Seller, the Issuing Entity and NFC.

5.Counterparts. This Amendment may be executed in any number of counterparts and by different parties on separate counterparts, and each counterpart shall be deemed to be an original, and all such counterparts shall together constitute but one and the same instrument.

6.Governing Law. This Amendment shall be governed by, and construed in accordance with, the internal laws of the State of New York without regard to any otherwise applicable principles of conflicts of law.

7.Section Headings. The various headings of this Amendment are inserted for convenience only and shall not affect the meaning or interpretation of this Amendment or the Agreement or any provision hereof or thereof.

[signatures commence on the following page]

IN WITNESS WHEREOF, the parties have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

NAVISTAR FINANCIAL SECURITIES CORPORATION,
as the Seller

By:	/s/ Petrina Rauzi
Name:	Petrina Rauzi
Title:	Vice President and Treasurer

NAVISTAR FINANCIAL CORPORATION,
as the Servicer

By:	/s/ Petrina Rauzi
Name:	Petrina Rauzi
Title:	Vice President and Treasurer

[signatures continue on the following page]

BANK OF AMERICA, NATIONAL ASSOCIATION,
as the Administrative Agent

By:	/s/ Carl W. Anderson
Name:	Carl W. Anderson
Title:	Managing Director

BANK OF AMERICA, NATIONAL ASSOCIATION,
as the Managing Agent
for the Bank of America Purchaser Group

By:	/s/ Carl W. Anderson
Name:	Carl W. Anderson
Title:	Managing Director

BANK OF AMERICA, NATIONAL ASSOCIATION,
as the Committed Purchaser
for the Bank of America Purchaser Group

By:	/s/ Carl W. Anderson
Name:	Carl W. Anderson
Title:	Managing Director

[signatures continue on the following page]

NEW YORK LIFE INSURANCE COMPANY,
as the Managing Agent
for the NY Life Purchaser Group

By:	/s/ Scott R. Seewald
Name:	Scott R. Seewald
Title:	Vice President

NEW YORK LIFE INSURANCE COMPANY,
as the Committed Purchaser
for the NY Life Purchaser Group

By:	/s/ Scott R. Seewald
Name:	Scott R. Seewald
Title:	Managing Director

[signatures continue on the following page]

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION,
as the Managing Agent
for the NYLIAC Purchaser Group

By: NYL INVESTORS LLC, its Investment Manager

By:	/s/ Scott R. Seewald
Name:	Scott R. Seewald
Title:	Managing Director

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION,
as the Committed Purchaser
for the NYLIAC Purchaser Group

By: NYL INVESTORS LLC, its Investment Manager

By:	/s/ Scott R. Seewald
Name:	Scott R. Seewald
Title:	Managing Director